Exhibit 10.34

1,005,212 Shares

CYTORI THERAPEUTICS, INC.

Common Stock

PLACEMENT AGENCY AGREEMENT

August 9, 2006

Piper Jaffray & Co.

U.S. Bancorp Center

800 Nicollet Mall

Minneapolis, Minnesota  55402

Ladies and Gentlemen:

Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to certain investors located by you or set forth on Schedule III attached hereto (each an “Investor” and, collectively, the “Investors”), up to an aggregate of 1,005,212 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The Company desires to engage Piper Jaffray & Co. as its exclusive placement agent (the “Placement Agent”) in connection with such issuance and sale.  The Shares are more fully described in the Registration Statement (as hereinafter defined).

1.             Agreement to Act as Placement Agent; Delivery and Payment.  On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a)           The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the issuance and sale, by the Company, of Shares to the Investors and the Placement Agent hereby agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Shares from the Company upon the terms and conditions set forth in the Prospectus (as hereinafter defined).  Upon the occurrence of the Closing (as hereinafter defined), the Company shall pay to the Placement Agent, by wire transfer of immediately available funds payable to the order of the Placement Agent, to an account designated by the Placement Agent, an aggregate of six and one-half percent (6.5%) of the gross proceeds received by the Company at Closing from its sale of the Shares, provided, however, that with respect to up to 33.33% of the aggregate number of Shares sold in the offering to those Investors whose names are set forth on Schedule III attached hereto, the fee to be paid to the Placement Agent shall equal three and one-quarter percent (3.25%) of the gross proceeds received by the Company at Closing from its sale of such Shares to such Investors.  Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date (as hereinafter defined), the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Shares of the Company (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent in accordance herewith.

(b)           The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a best efforts basis and this Agreement shall not give rise to a commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Shares or otherwise provide any financing, and the Placement Agent shall have no authority to (and agrees not to purport to) bind the Company in respect of the sale of any Shares.  The sale of the Shares shall be made pursuant to the subscription terms in the form included as Exhibit A hereto (the “Subscription Terms”).  The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer in whole or in part, and, except as set forth in Section 4 hereof, in no event shall fees be payable on any proposed purchase which is rejected for any reason or which otherwise does not close for any reason.  Notwithstanding the foregoing, it is understood and agreed that the Placement Agent or any of its affiliates may, solely at their discretion and without any obligation to do so, purchase Shares as principals; provided, however, that any such purchases by the Placement Agent (or its affiliates) shall be fully disclosed to the Company and approved by the Company in accordance with the previous sentence.

(c)           Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent and Lowenstein Sandler PC, as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which an escrow account (the “Escrow Account”) will be established for the benefit of the Company and the Investors who desire to settle their purchase through the facilities of The Depository Trust Company’s DWAC system.  Prior to the Closing Date (as hereinafter defined), each such Investor shall deposit into the Escrow Account an amount equal to the product of (x) the number of Shares such Investor has agreed to purchase and (y) the purchase price per share as set forth on the cover page of the Prospectus  (the “Purchase Amount”).  The aggregate of all such Purchase Amounts is herein referred to as the “Escrow Funds.” On the Closing Date, the Escrow Agent will disburse the Escrow Funds from the Escrow Account to the Company and the Placement Agent as provided in the Escrow Agreement, and the Company shall cause its transfer agent to deliver the Shares purchased by such Investors, which delivery may be made through the facilities of The Depository Trust Company’s DWAC system.

(d)           Payment of the purchase price for, and delivery of, the Shares shall be made at a closing (the “Closing”) at the offices of Heller Ehrman LLP, counsel for the Company, located at 4350 La Jolla Village Drive, 7th Floor, San Diego, California, at 10:00 a.m., Pacific Daylight Time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations promulgated thereunder, the “Exchange Act”)) after the determination of the public offering price of the Shares (such date of payment and delivery being herein called the “Closing Date”).  All such actions taken at the Closing shall be deemed to have occurred simultaneously.  No Shares which the Company has agreed to sell pursuant to this Agreement and the Subscription Terms shall be deemed to have been purchased and paid for, or sold by the Company, until such Shares shall have been delivered to the Investor thereof against payment therefor by such Investor.  If the Company shall default in its obligations to deliver Shares to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

(e)           Any Investor not settling its purchase of Shares pursuant to Section 1(c) above shall deposit its respective Purchase Amount into an account or accounts established with the Placement Agent.  On the Closing Date, the Placement Agent shall, with respect to each such Investor, cause the Purchase Amount for such Shares to be wired from such accounts to an account designated by the Company in exchange for the release of such Investor’s Shares.

2.             Representations and Warranties of the Company.  The Company represents and warrants to the Placement Agent and the Investors as follows:

(a)           Registration Statement and Prospectus.   The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-134129) under the Securities Act of 1933, as amended, and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder (collectively, the “Securities Act”), and such amendments to such registration statement as may have been required to the date of this Agreement.  Such registration statement has been declared effective by the Commission.  Such registration statement, at any given time, including amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430A, 430B or 430C under the Securities Act or otherwise pursuant to the Securities Act at such time, is herein called the “Registration Statement.”  Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.

The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Shares to a form of prospectus included in the Registration Statement relating to the Shares in the form heretofore delivered to the Placement Agent.  Such prospectus included in the Registration Statement at the time it was declared effective by the Commission or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement is hereinafter called the “Base Prospectus.”  Such supplemental form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b)(including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.”  Any reference herein to the Base Prospectus or the Prospectus or to any amendment or supplement to any of the foregoing shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Shares by the Placement Agent.

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).   Any reference to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of the Prospectus.  Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act, after the date of the Prospectus and before the date of such amendment or supplement and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement.

The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Securities Act.  The offering of the Shares by the Company complies with the applicable requirements of Rule 415 under the Securities Act.    The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. The Registration Statement has become effective under the Securities Act.  No stop order preventing or suspending use of the Registration Statement or the Prospectus or the effectiveness of the Registration Statement, has been issued by the Commission, and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission.

(b)           Compliance with Registration Requirements.  Each part of the Registration Statement and any post-effective amendment thereto, at the time such part became effective (including each deemed effective date with respect to the Placement Agent pursuant to Rule 430B under the Securities Act) and as of the Closing Date, complied and will comply, in all material respects, with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (or any amendment or supplement to the Prospectus), at the time of filing or the time of first use within the meaning of the Rules and Regulations and as of the Closing Date, complied and will comply, in all material respects, with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranty in this paragraph with respect to any Placement Agent Information (as defined in Section 7).

(c)           Disclosure Package.  As of the Time of Sale (as hereinafter defined) and as of the Closing Date, neither (A) any Issuer General Free Writing Prospectus(es)(as defined below) issued at or prior to the Time of Sale, the Statutory Prospectus (as hereinafter defined) and the information included on Exhibit F hereto (which information the Placement Agent hereby agrees to convey orally to prospective purchasers at or prior to confirming sales of the shares in the offering), all considered together (collectively, the “Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus (as hereinafter defined), when considered together with the Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranty in this paragraph with respect to any Placement Agent Information.  No statement of material fact included in the Prospectus has been omitted from the Disclosure Package and no statement of material fact included in the Disclosure Package that is required to be included in the Prospectus has been omitted therefrom. As used in this paragraph and elsewhere in this Agreement:

(1)          “Time of Sale” with respect to any Investor, means 2:00 p.m. Pacific Daylight Time on the date of this Agreement.

(2)          “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to the Time of Sale, including any document incorporated by reference therein.  For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(3)          “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(4)          “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors as identified on Schedule I hereto, and does not include a “bona fide electronic road show” as defined in Rule 433.

(5)          “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus, including any “bona fide electronic road show” as defined in Rule 433, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(d)           Conflict with Registration Statement.    Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering and sale of the Shares or until any earlier date that the Company notified or notifies the Placement Agent, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified; provided, that the Company makes no representations or warranty in this paragraph with respect to any Placement Agent Information.

(e)           Distributed Materials.        The Company has not, directly or indirectly, distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Disclosure Package or the Prospectus, and other materials, if any, permitted under the Securities Act to be distributed and consistent with Section 4(d) below. The Company will file with the Commission all Issuer Free Writing Prospectuses required to be filed in the time required under Rule 433(d) under the Securities Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show. The parties hereto agree and understand that the content of any and all “road shows” related to the offering of the Shares contemplated hereby is solely the property of the Company.

(f)            Not an Ineligible Issuer.  (1) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer, including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(g)           Incorporated Documents.  The documents incorporated by reference in the Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)           Due Incorporation.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own its properties and to conduct its business as currently being carried on and as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign corporation in good standing under the laws of each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in any material adverse effect upon, or change in, the general affairs, business, operations, prospects, properties, financial condition, or results of operations of the Company taken as a whole (a “Material Adverse Effect”).

(i)            Capitalization.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase or acquire any securities of the Company that have not been waived in writing; and the holders thereof are not subject to personal liability by reason of being such holders.

(j)            The Shares.  The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Terms, will have been duly and validly issued and will be fully paid and nonassessable and will not be subject to any statutory or contractual preemptive rights or other rights to subscribe for or purchase or acquire any shares of Common Stock of the Company, which have not been waived or complied with.

(k)           Description of Capital Stock.           The capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof, if any, contained in the Registration Statement, the Statutory Prospectus and the Prospectus, and as of the date thereof, the Company had authorized capital stock as set forth therein.  The Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders.

(l)            No Registration Rights.  Except as otherwise described in the Registration Statement, the Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting of transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound.  There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(m)          Subsidiaries. The Company has no significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission).

(n)           Due Authorization and Enforceability.    Each of this Agreement and the individualized Subscription Terms has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(o)           No Conflict.  The execution, delivery and performance by the Company of this Agreement and the individualized Subscription Terms and the consummation of the transactions herein contemplated, including the issuance and sale by the Company of the Shares, will not conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the provisions of the charter or by-laws of the Company, (ii) any material indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company.

(p)           No Consents Required.  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market, or approval of the stockholders of the Company (including such as may be required pursuant to Rule 4350 of the Nasdaq Marketplace Rules), is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Shares under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Placement Agent and (iii) under the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”).  The Company has full power and authority to enter into this Agreement and the individualized Subscription Terms and to authorize, issue and sell the Shares as contemplated by this Agreement and the individualized Subscription Terms.

(q)           No Violation.  The Company is not in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its charter or bylaws or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii) above, to the extent any such contravention has been waived or would not result in a Material Adverse Effect.

(r)            Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Disclosure Package (and taking into account any updates included within the Disclosure Package), (a) the Company has not sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (b) the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (c) the Company has not purchased any of the Company’s outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on the Company’s capital stock; and (d) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness), or material change in the short-term debt or long-term debt of the Company (other than upon conversion of convertible indebtedness) or any issue of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options under the Company’s stock option plans existing on the date hereof) of the Company, or any Material Adverse Effect.

(s)           Permits.  The Company possesses, and is operating in compliance in all material respects with, all necessary franchises, licenses, grants, permits, easements, authorizations, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, licenses, grants, permits, easements, authorizations, consents, certificates and orders are valid and in full force and effect.  The Company has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (including, without limitation, those from the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA), in order to conduct its business.  The Company has not received notice of any proceedings relating to revocation or modification of, any such franchise, license, grant, permit, easement, authorization, consent, certificate and order except where such violation, default or proceeding would not, individually or in the aggregate, have a Material Adverse Effect.

(t)            Legal Proceedings. There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company is or would be a party or of which any of its properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), except (i) as described in the Registration Statement, the Prospectus, and the Disclosure Package, (ii) any such proceeding, which if resolved adversely to the Company, would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or (iii) any such proceeding that would not prevent or materially and adversely affect the ability of the Company to consummate the transactions contemplated hereby. The Disclosure Package contains in all material respects the same description of the foregoing matters contained in the Prospectus.

(u)           Statutes; Contracts.  There are no statutes or regulations applicable to the Company or contracts or other documents of the Company which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so described or filed.

(v)           Good Title to Property.  The Company has good and valid title to all property (whether real or personal) described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, the Disclosure Package and the Prospectus and those that would not, individually or in the aggregate materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company.  All of the property described in the Registration Statement, the Disclosure Package and the Prospectus as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that, individually or in the aggregate, are not material and do not materially interfere with the use made and proposed to be made of such property by the Company.

(w)          Intellectual Property Rights.  The Company owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Disclosure Package and the Prospectus as being owned or licensed by it or which are necessary for the conduct of its business, except where the failure to own, license or have such rights would not, individually or in the aggregate, result in a Material Adverse Effect (collectively, “Intellectual Property”); except as described in the Registration Statement, the Disclosure Package and the Prospectus (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to, or the validity, enforceability, or scope of, any Intellectual Property owned by or licensed to the Company, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vi) to the Company’s knowledge, each issued patent was validly issued under the laws of the country that issued it.

(x)            Financial Statements.  The financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments).  There are no other financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Disclosure Package and the Prospectus; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K of the Commission, to the extent applicable, and present fairly the information shown therein and the Company’s basis for using such measures.

(y)           Independent Accountants.  To the Company’s knowledge, KPMG LLP, who have certified certain of the financial statements of the Company, is (i) an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)), and (iii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(z)            Taxes.  The Company has timely filed all federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith and for which adequate reserves have been provided and reflected in the Company’s financial statements included in the Registration Statement, the Disclosure Package and the Prospectus.  The Company does not have any tax deficiency that has been or, to the knowledge of the Company, might be asserted or threatened against it that would result in a Material Adverse Effect.

(aa)         Nasdaq; Exchange Act Registration.  The Common Stock  is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is accepted for quotation on the Nasdaq Global Market, and the Company has taken no action designed to, or likely to have the effect of, termination the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the Nasdaq Global Market for maintenance of inclusion of the Common Stock thereon.  The Company has filed an application to include the Shares on the Nasdaq Global Market.

(bb)         Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Registration Statement, in the Disclosure Package and in the Prospectus, since the most recent audit of the effectiveness of the Company’s internal control over financial reporting, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc)         Disclosure Controls.  The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) such disclosure controls and procedures are effective to perform the functions for which they were established. There are no significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data to management and the Board of Directors. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(dd)         Sarbanes-Oxley Act.  The Company, and to its knowledge after due inquiry, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission.

(ee)         Not an Investment Company.  The Company is not, nor after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will be, (i) required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “ Investment Company Act “), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(ff)           Insurance.  The Company maintains insurance in such amounts and covering such risks as is reasonably considered to be adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.  All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(gg)         Brokers Fees.  The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Shares.

(hh)         Integration.          The Company has not sold or issued any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(ii)           Corrupt Practices.  Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company has, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(jj)           Critical Accounting Policies.           The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q accurately and fully describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); and (B) the judgments and uncertainties affecting the application of Critical Accounting Policies.

(kk)         No Price Stabilization.  Neither the Company nor, to the Company’s knowledge, any of its officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ll)           No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus which has not been so described.

(mm)       Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since January 1, 2003, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

(nn)         NASD Affiliations.  To the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders (other than Neil Gagnon and Gagnon Securities LLC) or any beneficial owner of the Company’s unregistered equity securities that were acquired from the Company at any time on or after the one hundred eightieth (180th) day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus.

(oo)         Compliance with Environmental Laws.  The Company (a) is in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (b) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (c) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

(pp)         No Labor Disputes.  The Company is not engaged in any unfair labor practice; except for matters that would not, individually or in the aggregate, result in a Material Adverse Effect  (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge after due inquiry, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge after due inquiry, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company, and (ii) to the Company’s knowledge (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company.

(qq)         ERISA.  The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(rr)           Statistical or Market-Related Data.  Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(ss)         Clinical Studies.  The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or in which the Company or products or product candidates have participated that are described in the Registration Statement, the Disclosure Package and the Prospectus were and, if still pending, are being conducted in accordance in all material respects with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) and with standard medical and scientific research procedures.  The descriptions in the Registration Statement, the Disclosure Package and the Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the published data derived from such studies and tests.  The Company has not received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or material modification of such studies or tests, which such termination, suspension or material modification would reasonably be expected to result in a Material Adverse Effect.  The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies, including those bodies and agencies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, result in a Material Adverse Effect.

Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent in connection with the offering of the Shares shall be deemed a representation and warranty by the Company to the Placement Agent and the Investors as to the matters covered thereby.

3.             Covenants.            The Company covenants and agrees with the Placement Agent as follows:

(a)           Reporting Obligations; Exchange Act Compliance.  The Company will (i) file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430A and 430B, as applicable under the Securities Act, (ii) file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable, (iii) file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during such period as the Prospectus would be required by law to be delivered  (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) (the “Prospectus Delivery Period”), and (iv) furnish copies of each Issuer Free Writing Prospectus, if any, (to the extent not previously delivered) to the Placement Agent prior to 10:00 a.m. Pacific Daylight Time, on the business day next succeeding the date of this Agreement in such quantities as the Placement Agent shall reasonably request.

(b)           Abbreviated Registration Statement.  If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 8:00 a.m., Eastern Daylight Time, on the business day next succeeding the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations.

(c)           Amendments or Supplements.  The Company will not, during the Prospectus Delivery Period in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

(d)           Issuer Free Writing Prospectuses.  The Company will (i) not make any offer relating to the Shares that would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Placement Agent approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Placement Agent hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule II hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in a Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Placement Agent that such Placement Agent otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(e)           Notice to Placement Agent.  The Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing: (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Disclosure Package or the Prospectus, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective, but only during the Prospectus Delivery Period; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or any order preventing or suspending the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or the initiation of any proceedings for that purpose or the threat thereof, but only during the Prospectus Delivery Period; (v) of receipt by the Company of any notification with respect to any suspension or the approval of the Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose.   The Company will use its reasonable best efforts to prevent the issuance or invocation of any such stop order or suspension by the Commission and, if any such stop order or suspension is so issued or invoked, to obtain as soon as possible the withdrawal or removal thereof.

(f)            Filing of Amendments or Supplements. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) in order to make the statements therein, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an Investor, not misleading, or if, in the opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent, either amendments or supplements to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) so that the statements in the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the

Disclosure Package) as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an Investor, be misleading or so that the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package), as amended or supplemented, will comply with law.

(g)           Conflicting Issuer Free Writing Prospectus.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(h)           Delivery of Copies.  The Company will deliver promptly to the Placement Agent and its counsel such number of the following documents as the Placement Agent shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of any Issuer Free Writing Prospectus, (iii) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (iii) any document incorporated by reference in the Prospectus (other than any such document that is filed with the Commission electronically via EDGAR or any successor system) and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

(i)            Blue Sky Laws.  The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agent may reasonably request to qualify the Shares for offering and sale under the state securities, or blue sky, laws of such states or other jurisdictions as the Placement Agent may reasonably request and to maintain such qualifications in effect so long as the Placement Agent may request for the distribution of the Shares, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.  The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(j)            Earnings Statement.           As soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, the Company will make generally available to holders of its securities and deliver to the Placement Agent, an earnings statement of the Company (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(k)           Use of Proceeds.  The Company will apply the net proceeds from the sale of the Shares in the manner set forth in the Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(l)            Lock-Up Period.  Beginning on the date hereof and continuing for a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, any securities convertible into or exercisable or exchangeable for Common Stock; (2) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent (which consent may be withheld in its sole discretion), other than (i) the Shares to be sold hereunder, (ii) the issuance of employee stock options pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (iii) issuances of Common Stock upon the exercise of options or warrants (either upon current terms thereof or upon subsequently amended terms but excluding a general repricing) disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (iv) the issuance of 100,000 shares to the Regents of the University of California in connection with a potential amended license agreement between the Company and the Regents; (v)  the issuance by the Company of any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (v) agrees that all such shares remain subject to restrictions substantially similar to those contained in this Section 3(l); or (vi) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof (including reinstatement of the Rule 10b5-1(c) contract that had been in effect for Mr. Christopher J. Calhoun prior to the date hereof).  Notwithstanding the foregoing, for the purpose of allowing the Placement Agent to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Placement Agent waives, in writing, such extension.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(m)          Lock-Up Agreements.  The Company will cause each of its executive officers and directors whose names are set forth on Exhibit C hereto to furnish to the Placement Agent, on the date hereof, a letter, substantially in the form of Exhibit B hereto (the “Lock-Up Agreement”).  The Company will enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

(n)           Public Communications.  Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or its earnings, business, operations or prospects, or the offering of the Shares, without the prior consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law or by Nasdaq rules, in which case the Company shall use its reasonable best efforts to allow the Placement Agent reasonable time to comment on such release or other communication in advance of such issuance.

(o)           Stabilization.       The Company will not take, directly or indirectly, any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

(p)           Transfer Agent.  The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares.

(q)           Listing.  The Company shall use its commercially reasonable efforts to cause the Shares to be listed for quotation on the Nasdaq Global Market and to maintain such listing.

(r)            Investment Company Act.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(s)           Broker’s Fee. The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (other than as set forth in this Agreement).

4.             Costs and Expenses.  The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse if paid by the Placement Agent all reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery and shipping of the Registration Statement, any Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to the Placement Agent and dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares and the printing, delivery, and shipping of the certificates representing the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 3(i), (including the reasonable legal fees and filing fees, and other disbursements of counsel in connection therewith), and, if reasonably requested by the Placement Agent, the preparation and printing and furnishing of copies of any blue sky surveys to the Placement Agent and to dealers,  (iv) the fees and expenses of any transfer agent or registrar for the Shares, (v) any filings required to be made by the Placement Agent or the Company with the NASD, and the reasonable fees, disbursements and other charges of counsel for the Placement Agent in connection with the NASD’s review and approval of the Placement Agent’s participation in the offering (including all COBRADesk fees), (vi) fees, disbursements and other charges of counsel to the Company, (vii) listing fees, if any, for the listing or quotation of the Shares on the Nasdaq Global Market, (viii) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(i) of this Agreement, (ix) fees, disbursements and other charges of counsel to the Placement Agent (in addition to (iii) and (v) above) in an amount not to exceed $75,000, and (x) the costs and expenses of the Company and the Placement Agent in connection with the marketing of the offering and the sale of the Shares to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show.  If (1) this Agreement shall be terminated by the Placement Agent pursuant to Section 8 hereof, the Company will, in addition to paying the amounts described in Section 4 hereof, reimburse the Placement Agent for all of its reasonable out-of-pocket disbursements (including, but not limited to, the fees and disbursements of its counsel) incurred by the Placement Agent in connection with its investigation, preparing to market and marketing of the Shares or in contemplation of performing its obligations hereunder.

5.             Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder are subject to the following conditions:

(a)           Filings with the Commission.  The Prospectus and any Issuer Free Writing Prospectus required to be filed under the Securities Act or the Rules and Regulations shall have been filed with the Commission pursuant to Rule 424(b) or Rule 164, as the case may be, in the manner and within the time period so required.

(b)           Abbreviated Registration Statement.  If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective under the Securities Act by 8:00 a.m., Eastern Standard Time, on the business day next succeeding the date of this Agreement.

(c)           No Stop Orders.  Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, nor suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued under the Securities Act and no proceedings initiated under Section 8(d) or 8(e) of the Securities Act for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) any request for additional information on the part of the Commission (to be included in the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(d)           Action Preventing Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares.

(e)           Objection of Placement Agent.  No Prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Placement Agent shall have objected in writing, which objection shall not be unreasonable.  The Placement Agent shall not have in good faith advised the Company that the Registration Statement, the Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in its opinion, is material, or omits to state a fact which, in its opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)            No Material Adverse Change.  Prior to the Closing, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company, taken as a whole, from that set forth in the Disclosure Package and the Prospectus that, in the Placement Agent’s judgment, is material and adverse and that makes it, in the Placement Agent’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Disclosure Package.

(g)           Representations and Warranties.  Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

(h)           Opinion of Counsel to the Company.  The Placement Agent shall have received from Heller Ehrman LLP, counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and the Investors and dated the Closing Date, in form and substance as is set forth on Exhibit D attached hereto.  Such counsel shall also have furnished to the Placement Agent a written statement, addressed to the Placement Agent and dated the Closing Date, in form and substance as set forth in Exhibit E attached hereto.

(i)            Opinion of Counsel to the Placement Agent.  The Placement Agent shall have received from Lowenstein Sandler PC, such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, covering such matters as are customarily covered in transactions of this type.

(j)            Accountant’s Comfort Letter.  The Placement Agent shall have received on the date of the Time of Sale, a letter dated the date hereof, (the “Original Letter”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and its counsel, from KPMG LLP, which letter shall cover, without limitation, the various financial disclosures, if any, contained in the Disclosure Package and shall contain statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standard No. 100 (or successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus.  At the Closing Date, the Placement Agent shall have received from KPMG LLP a letter, dated the Closing Date, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date.

(k)           Officer’s Certificate.  The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i)            each of the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) when originally made and are true and correct in all material respects

(except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Time of Sale and the Closing Date; and the Company has complied in all material respects with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii)           subsequent to the respective dates as of which information is given in the Disclosure Package (taking into account any updates included within the Disclosure Package), there has not been (A) a material adverse change or any development involving a prospective material adverse change in the general affairs, business, prospects, properties, management, financial condition or results of operations of the Company, taken as a whole, (B) any transaction that is material to the Company, taken as a whole, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company, taken as a whole, incurred by the Company, except obligations incurred in the ordinary course of business, (D) any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants) or any material change in the short term or long term indebtedness of the Company, taken as a whole, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or (F) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has had or is reasonably likely to result in a Material Adverse Effect.

(iii)          no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Shares for offering or sale, nor suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body; and

(iv)          the signers of said certificate have reviewed the Registration Statement, the Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (and any documents filed under the Exchange Act and deemed to be incorporated by reference into the Disclosure Package and the Prospectus), and (A) (i) each part of the Registration Statement and any amendment thereof do not and did not contain when the Registration Statement (or such amendment) became effective, any untrue statement of a material fact or omit to state, and did not omit to state when the Registration Statement (or such amendment) became effective, any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) as of the Time of Sale, neither the Disclosure Package nor any individual Issuer Free Writing Prospectus, when considered together with the Disclosure Package, contained any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) the Prospectus, as amended or supplemented, does not and did not contain, as of its issue date, any untrue statement of material fact or omit to state and did not omit to state as of such date, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Time of Sale, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus which has not been so set forth and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in to the Disclosure Package and into the Prospectus that has not been so filed.

(l)            Secretary’s Certificate.  On the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company.

(m)          The Nasdaq Global Market.  The Shares shall have been listed and authorized for trading on the Nasdaq Global Market.

(n)           Other Filings with the Commission.  The Company shall have prepared a Current Report on Form 8-K with respect to the transactions contemplated hereby, to be filed immediately after the Closing.

(o)           No NASD Objection.  The NASD shall not have raised any unresolved objection with respect to the fairness and reasonableness of the placement agency terms and arrangements relating to the issuance and sale of the Shares.

(p)           Lock-Up Agreements.  The Placement Agent shall have received copies of the executed Lock-Up Agreements executed by each person listed on Exhibit B hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

(q)           Additional Documents.  Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested for the purpose of enabling it to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained (it being understood that the Placement Agent’s customary due diligence has already been completed prior to the execution of this Agreement).

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

6.             Indemnification and Contribution.

(a)           Indemnification of the Placement Agent.  The Company agrees to indemnify, defend and hold harmless the Placement Agent, its directors and officers, and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, which, jointly or severally, the Placement Agent or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise, (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, damage, claim or liability (or actions in respect thereof as contemplated below) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto (including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, if applicable) or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, the Prospectus (or any amendment or supplement thereto including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and, in the case of (i) and (ii) above, to reimburse the Placement Agent and each such controlling person for any and all reasonable expenses (including reasonable fees and disbursements of counsel) as such expenses are incurred by the Placement Agent or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action, (iii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein or (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided to Investors by or with the approval of the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in any road show or investor presentations made to investors by the Company (whether in person or electronically) or in connection with the marketing of the Shares; provided, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, it arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in or omitted from the Registration Statement, the Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with information concerning the Placement Agent furnished in writing by or on behalf of the Placement Agent to the Company expressly for use therein, which information the parties hereto agree is limited to the Placement Agent Information.

(b)           Indemnification of the Company.  The Placement Agent agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, claim, damage, liability or expense, as incurred to which, jointly or severally, the Company or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, in the case of each of (i) and (ii) above, to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with information concerning the Placement Agent furnished in writing by or on behalf of the Placement Agent to the Company expressly for use therein, and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, that the parties hereto hereby agree that such written information provided by the Placement Agent consists solely of the Placement Agent Information.  Notwithstanding the provisions of this Section 6(b), in no event shall any indemnity by the Placement Agent under this Section 6(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(b).

(c)           Notice and Procedures.  If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or the Placement Agent (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 6, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent the indemnifying party does not otherwise learn of the Proceeding and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties ), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). An indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent or if there be a final judgment for the plaintiff, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 6(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)           Contribution.  If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) or (b) of this Section 6 or insufficient to hold an indemnified party harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the

Shares (before deducting expenses) received by the Company and the total placement agent commissions received by the Placement Agent, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Shares.  The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Placement Agent, on the other hand, and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6(d).  Notwithstanding the provisions of this Section 6(d), the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by such Placement Agent in accordance with Section 1(b).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           Representations and Agreements to Survive Delivery.  The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have.  The indemnity and contribution agreements contained in this Section 6 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, any person who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Shares. The Company and the Placement Agent agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, the Disclosure Package or the Prospectus.

7.             Information Furnished by Placement Agent. The Company acknowledges that the statements set forth in (a) the first sentence of the fourth paragraph and (b) the tenth paragraph under the heading “Plan of Distribution” in the Prospectus (the “Placement Agent Information”) constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent as such information is referred to in Sections 2 and 6 hereof.

8.             Termination.  (a)  The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if (i) prior to delivery and payment for the Shares (A) trading in securities generally shall have been suspended on or by the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market, (each, a “Trading Market”), (B) trading in the Common Stock of the Company shall have been suspended on any such exchange, in the over-the-counter market or by the Commission, (C) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (D) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, (E) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the

United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus, (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Disclosure Package, there has been any Material Adverse Effect or the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character that in the judgment of the Placement Agent would, individually or in the aggregate, result in a Material Adverse Effect and which would, in the judgment of the Placement Agent, make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares on the terms and in the manner contemplated in the Disclosure Package, (iii) the Company shall have failed, refused or been unable to comply with the terms or perform any agreement or obligation of this Agreement or any of the Subscription Terms, other than by reason of a default by the Placement Agent, or (iv) any condition of the Placement Agent’s obligations hereunder is not fulfilled.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 11 hereof shall at all times be effective notwithstanding such termination.

9.             Notices.  All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

(a)           if to the Placement Agent, shall be delivered or sent by mail or facsimile transmission to :

Piper Jaffray & Co.

U.S. Bancorp Center

800 Nicollet Mall

Minneapolis, Minnesota 55402,

Attention: James Martin, Esq.

Facsimile No.: 612-303-1410

with a copy (which shall not constitute notice) to:

Lowenstein Sandler PC

1251 Avenue of the Americas

New York, New York 10020

Attention: Michael D. Maline, Esq.

Facsimile No.: 973-422-6873

(b)           if to the Company shall be delivered or sent by mail or facsimile transmission to: Cytori Therapeutics, Inc., 3020 Callan Road, San Diego, California 92121, Attention: Chief Executive Officer, (Facsimile No.: 858-458-0995), with a copy (which shall not constitute notice) to: Heller Ehrman LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122, Attention:  Hayden J. Trubit, Esq., (Facsimile No.: 858-587-5903). Any such notice shall be effective only upon receipt.  Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

10.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6.  Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained.  The term “successors and assigns” as herein used shall not include any purchaser of the Shares by reason merely of such purchase.

11.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

12.           No Fiduciary Relationship. The Company hereby acknowledges that the Placement Agent is acting solely as a placement agent in connection with the offering of the Company’s securities. The Company further acknowledges that the Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agent may undertake or has undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Placement Agent agree that they are each responsible for making their own independent judgments with respect to any such transactions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

13.           Headings.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.           Entire Agreement; Amendments and Waivers.  This Agreement, together with that certain Engagement Letter, dated June 30, 2006, by and between the Company and you, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

15.           Submission to Jurisdiction. Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent each hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby waives all right to trial by jury in any Proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final and no-longer-appealable judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

16.           Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

17.           Research Analyst Independence. The Company acknowledges that the Placement Agent’s research analysts and research department are required to be independent from its investment banking division and is subject to certain regulations and internal policies, and that such Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment banking division. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by such Placement Agent’s investment banking division. The Company acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 17 shall relieve the Placement Agent of any responsibility or liability that it may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CYTORI THERAPEUTICS, INC.

			By:	/s/ Mark Saad
				Name:	Mark Saad
				Title:	Chief Financial Officer

Accepted as of
the date first above written:

PIPER JAFFRAY & CO.

By:	/s/ David W. Stadinski
	Name:	David W. Stadinski
	Title:	Managing Director

Schedules and Exhibits

Schedule I:                                     Issuer General Free Writing Prospectuses

Schedule II:                                 Permitted Free Writing Prospectuses

Schedule III:                             Certain Investors

Exhibit A:                                            Form of Subscription Terms

Exhibit B:                                              Form of Lock-Up Agreement

Exhibit C:                                              List of Directors and Executive Officers Executing Lock-Up Agreements

Exhibit D:                                             Matters To Be Covered In The Opinion Of Counsel To The Company

Exhibit E:                                               Form of Written Statement of Corporate Counsel to the Company

Exhibit F:                                               Pricing Information

Schedule I

Issuer General Free Writing Prospectuses

Form of Subscription Terms

Schedule II

Permitted Free Writing Prospectuses

Company press release announcing the offering.

Schedule III

Certain Investors

Gagnon Securities

CAM - Legg Mason

Wasatch Advisors

Kern Capital

Daiwa Securities

Quintiles Transnational - NovaQuest

MicroValue (Suter, Zulle)

Exhibit A

Form of Subscription Terms

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, California 92121

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1.             The subscription terms set forth herein (the “Subscription”) are made as of the date set forth below between Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investor.

2.             As of the Closing (as defined below) and subject to the terms and conditions hereof,  the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $5.75 per share (the “Shares”).  The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.

3.             The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, is expected to occur on or about August 15, 2006.  At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.  If the Investor chooses to settle via DWAC (by checking the appropriate space on the Signature Page hereto), the provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

4.             The offering and sale of the Shares are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).  The Investor acknowledges that the Company intends to enter into subscriptions in substantially the same form as this Subscription with certain other investors and intends to offer and sell (the “Offering”) up to an aggregate of 1,005,212 shares of Common Stock pursuant to the Registration Statement and Prospectus.  In addition, the Investor acknowledges that the Company intends to enter into a common stock purchase agreement with Olympus Corporation whereby Olympus Corporation will purchase $11,000,000 of Company Common Stock at a purchase price per share equal to the purchase price per share to be paid by the Investor.

5.             The Company has filed or shall file with the Securities and Exchange Commission (the “Commission”) a prospectus (the “Base Prospectus”) and a final prospectus supplement (collectively, the “Prospectus”) with respect to the registration statement (File No. 333-134129) reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), in conformity with the Securities Act of 1933, as amended (the “Securities Act”), including Rule 424(b) thereunder.  The Investor hereby confirms that it has had full access to the Base Prospectus and the Company’s periodic reports and other information incorporated by reference therein, and was able to read, review, download and print such materials.

6.             The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated August 9, 2006 with Piper Jaffray & Co. (the “Placement Agent”), which will act as the Company’s placement agent with respect to the Offering and receive a fee in connection with the sale of the Shares.  The Placement Agreement contains certain representations and warranties of the Company.  The Company acknowledges and agrees that the Investor may rely on the representations and warranties made by it to the Placement Agent in Section 2 of the Placement Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor.  Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Placement Agreement.

7.             The obligations of the Company and the Investor to complete the transactions contemplated by this Subscription shall be subject to the following:

a.             The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

b.             The Investor’s obligation to purchase the Shares will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied.

8.             The Company hereby makes the following representations, warranties and covenants to the Investor:

a.             The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription and otherwise to carry out its obligations hereunder.  The execution and delivery of this Subscription by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company.  This Subscription has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

b.             The Company shall (i) before the opening of trading on the Nasdaq Global Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby.  The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or exchange which the Company or its securities are subject.

9.             The Investor hereby makes the following representations, warranties and covenants to the Company:

a.             The Investor represents that (i) it has had full access to the Base Prospectus as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Subscription, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

b.             The Investor has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby.   The execution and delivery of this Subscription by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor.  This Subscription has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

c.             The Investor understands that nothing in this Subscription or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

d.             Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (i) the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby and (ii) the date that is the tenth (10th) trading day prior to the date of this Subscription.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward  sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.  The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Subscription are publicly disclosed.

e.             The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.    Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

10.          Notwithstanding any investigation made by any party to this Subscription, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription, the delivery to the Investor of the Shares being purchased and the payment therefor.

11.          This Subscription may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12.          In case any provision contained in this Subscription should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13.          This Subscription will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14.          This Subscription may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15.          The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Subscription shall constitute written confirmation of the Company’s sale of Shares to such Investor.

16.          In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription shall terminate without any further action on the part of the parties hereto.

INVESTOR SIGNATURE PAGE

Number of Shares:

Purchase Price Per Share: $	5.75

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: August 9, 2006

INVESTOR

By:
Print Name:
Title:
Name that Shares are to be registered:
Mailing Address:

Taxpayer Identification Number:
Manner of Settlement (check one):
☐ DWAC (see Exhibit A for explanation and instructions)
☐ DVP (see Exhibit B for explanation and instructions)

Agreed and Accepted this 9th day of August 2006:

CYTORI THERAPEUTICS, INC.

By:
Title:

Sales of the Shares purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

EXHIBIT A

TO BE COMPLETED BY INVESTOR

SETTLING VIA DWAC

Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth on the Signature Page of the Subscription to which this Exhibit A is attached, and released by ComputerShare Investor Services, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing.

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE SUBSCRIPTION TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)    DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)   REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

PNC Bank New Jersey
ABA#:   XXXXXXXXX
Account Name:  Lowenstein Sandler PC Special Trust Account III
Account #: XXXXXXXXXX

Such funds shall be held in escrow pursuant to an escrow agreement entered into between Lowenstein Sandler PC (the “Escrow Agent”), the Placement Agent and the Company (the “Escrow Agreement”) until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 7(b) of the Subscription to which this Exhibit A is attached.  The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent.  Anything in this paragraph to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Investor acknowledges that the Escrow Agent acts as counsel to the Placement Agent, and shall have the right to continue to represent the Placement Agent, in any action, proceeding, claim, litigation, dispute, arbitration or negotiation in connection with the Offering, and Investor hereby consents thereto and waives any objection to the continued representation of the Placement Agent by the Escrow Agent in connection therewith based upon the services of the Escrow Agent under the Escrow Agreement, without waiving any duty or obligation the Escrow Agent may have to any other person.

EXHIBIT B

TO BE COMPLETED BY INVESTOR

SETTLING VIA DVP

Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth on the Signature Page of the Subscription to which this Exhibit B is attached and released by ComputerShare Investor Services, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing directly to the account(s) at the Placement Agent identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC).  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE SUBSCRIPTION TO WHICH THIS EXHIBIT B IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)            NOTIFY THE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)        CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM CASH BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

If the Shares are to be further credited to an account held elsewhere than at the Placement Agent, please complete the information requested below in order to facilitate such further credit:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Exhibit B-1

Form of Lock-Up Agreement

                      , 2006

Piper Jaffray & Co.
U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, propose to enter into the Placement Agency Agreement (the “Placement Agreement”) with Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agreement.

In consideration of the foregoing, and in order to induce you to participate in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent (which consent may be withheld in your sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Shares, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to effect any transaction specific in clause (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with your prior written consent or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery of Shares of the Company held by the undersigned, or (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock acquired in open market transactions.

For the purpose of allowing you to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless you waive, in writing, such extension.  The undersigned hereby acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Placement Agreement does not become effective, or if the Placement Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Print Name:

Print Title:

Signature:

Exhibit B-2

Form of Lock-Up Agreement
(Christopher J. Calhoun)

                        , 2006

Piper Jaffray & Co.
U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, propose to enter into the Placement Agency Agreement (the “Placement Agreement”) with Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agreement.

In consideration of the foregoing, and in order to induce you to participate in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent (which consent may be withheld in your sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Shares, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to effect any transaction specific in clause (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with your prior written consent or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery of Shares of the Company held by the undersigned, or (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof (including reinstatement of the Rule 10b5-1(c) contract that had been in effect for the undersigned within a month prior to the date hereof).  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock acquired in open market transactions.

For the purpose of allowing you to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless you waive, in writing, such extension.  The undersigned hereby acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Placement Agreement does not become effective, or if the Placement Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Print Name: Christopher J. Calhoun

Print Title: Chief Executive Officer

Signature:

Exhibit C

List of Directors and Executive Officers
Executing Lock-Up Agreements

Marshall G. Cox
Christopher J. Calhoun
Marc H. Hedrick, MD
Mark E. Saad
Bruce A. Reuter

Elizabeth A. Scarbrough

Seijiro Shirahama

Douglas Arm, Ph.D.

Alexander M. Milstein, MD

John T. Ransom, Ph.D.

Paul W. Hawran

Ronald D. Henriksen

E. Carmack Holmes, MD

David M. Rickey

Exhibit D

Matters To Be Covered In The
Opinion Of Counsel To The Company

In form and substance reasonably satisfactory to the Placement Agent and delivered by Heller Ehrman LLP at Closing

Exhibit E

Form of Written Statement of
Corporate Counsel to the Company

In form and substance reasonably satisfactory to the Placement Agent and delivered by Heller Ehrman LLP at Closing

Exhibit F

Pricing Information

Number of Shares to be Issued: 1,005,212

Offering Price: $5.75 per Share

Aggregate Placement Agency Fees: $353,173.37

Estimated Net Proceeds to the Company (exclusive of estimated expenses of the Company): $5,426,795.63